                                 EXHIBIT 4.1

                       AMENDED AND RESTATED CERTIFICATE
                        OF INCORPORATION OF REGISTRANT

                               State of Delaware                          PAGE 1

                        Office of the Secretary of State

         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "MEDAPHIS CORPORATION", FILED IN THIS OFFICE ON THE EIGHTH DAY OF OCTOBER, A.D. 1991, AT 1:30 O'CLOCK P.M.





                                  [SEAL]   /s/ Edward J. Freel
                                           -----------------------------------
                                           Edward J. Freel, Secretary of State

2075933 8100                               AUTHENTICATION: 7887808
960091512                                           DATE: 03-28-96

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 01:30 PM 10/08/1991
                                                       721281134 - 2075933

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                              MEDAPHIS CORPORATION

         MEDAPHIS CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

         1. The name under which the Corporation originally was incorporated was MDSC Holding, Inc. The date of filing of the original Certificate of Incorporation with the Secretary of the State of Delaware was November 15, 1985.

         2. The current Restated Certificate of Incorporation of the Corporation is hereby amended and restated by deleting all of the Articles of the current Restated Certificate of Incorporation in their entirety and by substituting in lieu thereof the Articles which are contained in the Amended and Restated Certificate of Incorporation hereinafter set forth.

         3. The provisions of the current Restated Certificate of Incorporation of the Corporation, as previously amended and restated, are hereby amended, restated and integrated into the single instrument which is hereinafter set forth, and which is entitled "Amended and Restated Certificate of Incorporation of Medaphis Corporation," without any further amendments other than the amendments herein certified and without any discrepancy between the provisions of the Certificate of Incorporation, as previously amended and restated, and the provisions of the single instrument hereinafter set forth.

         4. The amendments and restatement of the Certificate of Incorporation herein certified have been duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware. The undersigned officers of the Corporation hereby certify and acknowledge that the facts herein stated are true.

         5. The Certificate of Incorporation of the Corporation, as amended and restated herein, shall, upon the effective date of this Amended and Restated Certificate of Incorporation, read as follows:

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                              MEDAPHIS CORPORATION


         FIRST:  The name of the Corporation is Medaphis Corporation.

         SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle 19801. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

         THIRD: The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH: Number of Shares. The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 15,600,000 shares, consisting of 15,000,000 shares of Common Stock, $.01 par value (herein called the "Common Stock"), and 600,000 shares of Non-Voting Common Stock, $.01 par value (herein called the "Non-Voting Common Stock"). All cross-references in each subdivision of this Article Fourth refer to other paragraphs in such subdivision unless otherwise indicated.

         The following is a statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of each class of stock of the Corporation:


                                       I.

                                  COMMON STOCK

         1. Dividends. The holders of shares of Common Stock shall be entitled to receive such dividends as from time to time may be declared by the Board of Directors of the Corporation, subject to the rights of holders of Non-Voting Common Stock provided for herein.

         2. Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Common Stock and the holders of Non-Voting Common Stock shall be entitled to share ratably based upon the number of shares held by them in all assets of the Corporation available for distribution to its stockholders.

         3. Voting Rights. All shares of Common Stock shall be identical with each other in every respect. The shares of Common Stock shall entitle the holders thereof to one vote for each share upon all matters upon which stockholders have the right to vote.



                                      II.

                            NON-VOTING COMMON STOCK

         1. Dividends. The holders of shares of Non-Voting Common Stock shall be entitled to receive such dividends as from time to time may be declared by the Board of Directors of the Corporation. No dividend will be declared or paid on Common Stock unless an equivalent per share dividend is declared and paid on the Non-Voting Common Stock. In the event that the holders of Common Stock receive a dividend payable in shares of Common Stock, then holders of Non-Voting Common Stock shall receive an equivalent dividend, payable in shares of Non-Voting Common Stock.

         2. Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Common Stock and the holders of Non-Voting Common Stock shall be entitled to share ratably based upon the number of shares held by them in all assets of the Corporation available for distribution to its stockholders.

         3. Voting Rights. Holders of Non-Voting Common Stock shall have no rights to vote except as provided by law.

         4.      Conversion.

         4A.     Right to Convert.  Subject to the terms and conditions of this paragraph 4, the holder of any share or shares of Non-Voting Common Stock shall have the right, at its option and at any time, to convert any whole number of such shares of Non-Voting Common Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the last full business day next preceding the date fixed for payment of the amount distributable on Non-Voting Common Stock) into an equal number of fully-paid and nonassessable whole shares of Common Stock. Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of whole shares of Non-Voting Common Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office of the Corporation as the Corporation may designate by notice in writing to the holder or holders of Non-Voting Common Stock) at any time during its usual business hours, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

         4B.     Issuance of Certificates; Time Conversion Effected.  Promptly
after the receipt of the written notice referred to in subparagraph 4A and surrender of the certificate or certificates for the share or shares of Non-Voting Common Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Non-Voting Common Stock. To the extent permitted by law, such conversion shall be deemed to have been effected immediately prior to the close of business on the day the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Non-Voting Common Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the share or shares represented thereby.

         4C.     Fractional Shares; Dividends; Partial Conversion.  No
fractional shares shall be issued upon conversion of Non-Voting Common Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends accrued and unpaid (if any) on the shares of Non-Voting Common Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 4B. In case the number of shares of Non-Voting Common Stock represented by the certificate or certificates surrendered pursuant to subparagraph 4A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Non-Voting Common Stock represented by the certificate or certificates surrendered which are not to be converted.

         5. Subdivision or Combination of Stock. In case the Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, then the Non-Voting Common Stock shall be similarly subdivided, and conversely, in case the outstanding shares of Common Stock shall be combined into a small number of shares, then the number of shares of Non-Voting Common Stock immediately prior to such combination shall be proportionately reduced.

         FIFTH:   Each share of Series A Convertible Preferred Stock, par value
$1.00 per share (the "Series A Preferred Stock"), of the Corporation issued and outstanding as of the effective date of this Amended and Restated Certificate of Incorporation shall, upon the effectiveness of this Amended and Restated Certificate of Incorporation and without any action on the part of the holder thereof, be automatically converted into one share of Common Stock. Each share of Series B Convertible Non-Voting Preferred Stock, par value $1.00 per share (the "Series B Preferred Stock"), of the Corporation issued and outstanding as of the effective date of this Amended and Restated Certificate of Incorporation shall, upon effectiveness of this Amended and Restated Certificate of Incorporation and without any action on the part of the holder thereof, be automatically converted into one share of Common Stock. Each share of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), of the Corporation issued and outstanding as of the effective date of this Amended and Restated Certificate of Incorporation shall, upon the effectiveness of this Amended and Restated Certificate of Incorporation and without any action on the part of the holder thereof, be automatically converted into one share of Common Stock. Each share of Class B Common Stock, par value $.01 per share (the "Class B Common Stock"), of the Corporation issued and outstanding as of the effective date of this Amended and Restated Certificate of Incorporation shall, upon effectiveness of this Amended and Restated Certificate of Incorporation and without any action on the part of the holder thereof, be automatically converted into one share of Non-Voting Common Stock. Each share of Class C Common Stock, par value $.01 per share (the "Class C Common Stock"), of the Corporation issued and outstanding as of the effective date of this Amended and Restated Certificate of Incorporation shall, upon the effectiveness of this Amended and Restated Certificate of Incorporation and without any action on the part of the holder thereof, be automatically converted into one share of Non-Voting Common Stock. Holders of Series A Preferred Stock, Series B Preferred Stock, Class A Common Stock, Class B Common Stock and Class C Common Stock shall be entitled to exchange their certificates for new certificates evidencing Common Stock and Non-Voting Common Stock, as the case may be, following effectiveness of this Amended and Restated Certificate of Incorporation.

         SIXTH:   In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized and empowered to make, alter or repeal the Bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any Bylaw made by the Board of Directors.

         SEVENTH: The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provisions contained in this Amended and Restated Certificate of

Incorporation in accordance with the provisions hereof and the laws of the State of Delaware; to add or insert other provisions authorized by the laws of the State of Delaware at the time in force in the manner now or hereafter prescribed by law; and to amend, alter, change or repeal all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other person whomsoever by and pursuant to this Amended and Restated Certificate of Incorporation in its present form or as hereafter amended or granted subject to the right reserved in this Article.

         EIGHTH:   No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction for which the director derived an improper personal benefit.

         IN WITNESS WHEREOF, Medaphis Corporation has caused its corporate seal to be affixed to this Certificate, and has caused this Certificate to be signed by Randolph G. Brown, its Chairman, President and Chief Executive Officer and Pamela S. Topper, its Vice President, General Counsel and Secretary, this 1st day of October, 1991.

                                           MEDAPHIS CORPORATION



                                           By: /s/ Randolph G. Brown
                                               ---------------------
                                               Randolph G. Brown
                                               Chairman, President and
                                               Chief Executive Officer

[CORPORATE SEAL]

                                           By: /s/ Pamela S. Topper
                                               --------------------
                                               Pamela S. Topper
                                               Vice President, General
                                               Counsel and Secretary

STATE OF GEORGIA          )

COUNTY OF FULTON          )

         Before me, the undersigned authority, on this date personally appeared Randolph G. Brown and Pamela S. Topper, known to me to be the persons whose names are subscribed to the foregoing certificate, and acknowledged to me that they executed the same for the purposes therein expressed.

         Given under my hand and seal this 1st day of October, 1991.


                                     /s/ Sharon I. Garner
                                     --------------------
                                     Notary Public in and for the
                                     State of Georgia
[NOTARIAL SEAL]

                                     My Commission Expires:

                                     Notary Public, Fulton County, Georgia
                                     My Commission Expires October 25, 1992
                                     --------------------------------------

                              State of Delaware                           PAGE 1

                      Office of the Secretary of State

                        -----------------------------

         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "MEDAPHIS CORPORATION", FILED IN THIS OFFICE ON THE ELEVENTH DAY OF MAY, A.D. 1993, AT 10 O'CLOCK A.M.



                                           /s/ Edward J. Freel
                                           ------------------------------------
                                           Edward J. Freel, Secretary of State
2075933 8100                               AUTHENTICATION: 7887809

960091512                                             DATE: 03-28-96

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 10:00 AM O5/11/1993
                                                           723131074 - 2075933

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              MEDAPHIS CORPORATION

         Medaphis Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

         1. That pursuant to a unanimous written consent of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and referring said amendment to the stockholders of the Corporation for consideration thereof and approval by the stockholders at the Corporation's 1993 Annual Stockholders Meeting (the "1993 Annual Meeting"). The resolution setting forth the proposed amendment (the "Amendment") is as follows:

                 RESOLVED, that Article Fourth of the Company's Amended and Restated Certificate of Incorporation is hereby amended by deleting in its entirety the first sentence of such Article and replacing it with the following:

                       "The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 30,600,000, consisting of 30,000,000 shares of Common Stock, $.O1 par value (herein called "Common Stock"), and 600,000 shares of Non-Voting Common Stock, $.O1 par value (herein called "Non-Voting Stock").

         2. That thereafter, pursuant to a resolution of the Board of Directors calling for the Amendment to be submitted to a vote of the stockholders at the 1993 Annual Meeting, the Amendment was adopted and approved by the stockholders at the 1993 Annual Meeting, at which meeting the necessary number of shares were voted in favor of the Amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.

         3. That the Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
         4. The undersigned officers of the Corporation hereby acknowledge that the foregoing is the act and deed of the Corporation and that the facts stated herein are true.

         IN WITNESS WHEREOF, Medaphis Corporation has caused its corporate seal to be affixed to this Certificate, and has caused this Certificate to be signed by the officers identified below, this 29th day of April, 1993.



                                             By: /s/  Randolph G. Brown
                                                 ----------------------------
                                             Name:  Randolph G. Brown
                                             Title: Chairman, President
                                                      and Chief Executive
                                                      Officer

Attest:

By: /s/ Michael R. Cote
    ---------------------------------
Name: Michael R. Cote
Title: Senior Vice President -
         Finance and Administration,
         Chief Financial Officer and
         Assistant Secretary


[CORPORATE SEAL]

STATE OF GEORGIA                  )

COUNTY OF COBB                    )


         Before me, the undersigned authority, on this date personally appeared Randolph G. Brown and Michael R. Cote, known to me to be the persons whose names are subscribed to the foregoing certificate, and acknowledged to me that they executed the same for the purposes therein expressed.

         Given under my hand and seal this 29th day of April, 1993.


                                        /s/ Cynthia K. Gilmore
                                        ----------------------------
                                        Notary Public in and for the
                                        State of Georgia




[NOTARIAL SEAL]

                                        My Commission Expires:
                                        Notary Public, Cobb County, Georgia
                                        My Commission Expires Sept. 19, 1996

                             State of Delaware                           PAGE 1

                        Office of the Secretary of State


                       -------------------------------

         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

         "MDSC, INC.", A GEORGIA CORPORATION,

         WITH AND INTO "MEDAPHIS CORPORATION" UNDER THE NAME OF "MEDAPHIS CORPORATION", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-SEVENTH DAY OF DECEMBER, A.D. 1993, AT 10 O'CLOCK A.M.




                                          /s/ Edward J. Freel
                                          -------------------------------------
                                          Edward J. Freel, Secretary of State

2075933 8100M                             AUTHENTICATION: 7887810

960091512                                    DATE: 03-28 96

                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 10:00 AM 12/27/1993
                                                          723361088 - 2075933



                     CERTIFICATE OF OWNERSHIP AND MERGER OF
                              MEDAPHIS CORPORATION
                                      AND
                                   MDSC, INC.


         1. Medaphis Corporation, a Delaware corporation ("Medaphis"), owns one hundred percent (100%) of the outstanding stock of MDSC, Inc., a Georgia corporation ("MDSC").

         2. The Board of Directors of Medaphis duly adopted the following resolution on December 21, 1993:

                 RESOLVED, that Medaphis merge MDSC, Inc., a wholly owned subsidiary corporation of Medaphis, into Medaphis and assume all obligations of MDSC pursuant to Section 14-2-1104 of the Georgia Business Corporation Code and Section 253 of the Delaware General Corporation Law.

         3. A true and correct copy of the Agreement and Plan of Merger is attached as Exhibit A and incorporated herein by reference.


                                                  MEDAPHIS CORPORATION

                                                  By: /s/ Randolph G. Brown
                                                      -----------------------
         [CORPORATE SEAL]                         Title: Director
                                                         --------------------
         ATTEST:                                           President

         By: /s/ Pamela Topper
             ------------------------
         Title: Secretary
                ---------------------

                                                  MDSC, INC.

                                                  By: /s/ Randolph G. Brown
         [CORPORATE SEAL]                             -------------------------
                                                  Title: Director
         ATTEST:                                         ----------------------
                                                          President
         By: /s/ Pamela Topper
             -------------------------
         Title: Secretary
               -----------------------

                   AGREEMENT AND PLAN OF MERGER OF MDSC, INC.
                                 WITH AND INTO
                              MEDAPHIS CORPORATION


         This Agreement and Plan of Merger (the "Agreement") is made and entered into this 22nd day of December, 1993 by and between MDSC, Inc., a Georgia corporation ("MDSC"), and Medaphis Corporation, a Delaware corporation ("Medaphis") and the sole shareholder of MDSC (MDSC and Medaphis being hereinafter sometimes collectively referred to as the "Constituent Corporations").


                                   Section 1

Merger

         1.1 On the Effective Date, MDSC shall be merged with and into Medaphis, and Medaphis (the "Surviving Corporation") shall continue in existence and the merger shall in all respects have the effect provided for in
Section 14-2-1106 of the Georgia Business Corporation Code and Sections 259, 260 and 261 of the Delaware Corporation Law.

         1.2 Without limiting the foregoing, on and after the Effective Date, the separate existence of MDSC shall cease, and, in accordance with the terms of this Agreement, the title to all real estate and other property owned by each of the Constituent Corporations shall be vested in the Surviving Corporation without reversion or impairment; the Surviving Corporation shall have all liabilities of each of the Constituent Corporations; and any proceeding pending against any Constituent Corporation may be continued as if the merger did not occur or the Surviving Corporation may be substituted in its place.


                                   Section 2

Terms of the Transaction

         2.1 Upon the Effective Date, each share of MDSC Common Stock issued and outstanding immediately prior to the Effective Date or held in the treasury of MDSC shall, by virtue of the merger and without any action on the part of the holder thereof, thereupon be canceled and retired and cease to exist.

         2.2 After the Effective Date, each holder of an outstanding certificate or certificates which immediately prior thereto represented shares of MDSC Common Stock will, upon surrender of such certificate or certificates, be entitled to be paid in cash the sum of $1.00 per share.

                                   Section 3

Directors and Officers

         The persons who are directors and officers of Medaphis immediately prior to the Effective Date shall continue as the directors and officers of the Surviving Corporation and shall continue to hold office as provided in the bylaws of the Surviving Corporation.


                                   Section 4

Articles of Incorporation and Bylaws

         4.1 From and after the Effective Date, the Certificate of Incorporation of Medaphis, as in effect at such date, shall be the Certificate of Incorporation of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.

         4.2 From and after the Effective Date, the bylaws of Medaphis, in effect at such date, shall be the bylaws of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.



                                   Section 5

Board Approval, Effectiveness of Merger

         This Agreement has been approved by the Board of Directors of Medaphis as provided by the Georgia Business Corporation Code and the Delaware General Corporation Law. The merger shall become effective on December 31, 1993 (said date is herein referred to as the "Effective Date").


                                   Section 6

Miscellaneous

         6.1 This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

         6.2 This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware with respect to the filing of this Agreement with the Delaware Secretary of State and with the laws of the State of Georgia with respect to the filing of this Agreement with the Georgia Secretary of State.

         IN WITNESS WHEREOF, the Constituent Corporations have each caused this Agreement to be executed, their respective corporate seals to be affixed and the foregoing attested, all by their respective duly authorized officers, as of the date hereinabove first written.

                                        MEDAPHIS CORPORATION

                                        By: /s/ Randolph G. Brown
[CORPORATE SEAL]                            ------------------------------
                                        Title: Director
ATTEST                                         ---------------------------

By: /s/ Pamela Topper
    -----------------------------
Title: Secretary
       --------------------------




                                        MDSC, INC.

                                        By: /s/ Randolph G. Brown
                                            ------------------------------
                                        Title: Director
                                               ---------------------------
[CORPORATE SEAL]

ATTEST:

By: /s/ Pamela Topper
    -----------------------------
Title: Secretary
       --------------------------

                             ARTICLES OF MERGER OF
                              MEDAPHIS CORPORATION
                                      AND
                                   MDSC, INC.




1. Medaphis Corporation, a Delaware corporation ("Medaphis"), owns one hundred percent (100%) of the outstanding stock of MDSC, Inc., a Georgia corporation ("MDSC").

2. The Agreement and Plan of Merger attached hereto as Exhibit A and incorporated by reference herein was duly approved by the Board of Directors of Medaphis.

3. The Agreement and Plan of Merger did not require approval by the shareholders of Medaphis or MDSC.

4. The effective date of the merger of MDSC into Medaphis is December 31, 1993.

5.       The name of the surviving corporation is Medaphis Corporation.

                                                MEDAPHIS CORPORATION

                                                By: /s/ Randolph G. Brown
                                                    -----------------------
[CORPORATE SEAL]                                Title:  Director
                                                       --------------------
ATTEST:

By: /s/ Pamela Topper
    --------------------------
Title: Secretary
       -----------------------

                                                MDSC, INC.

                                                By: /s/ Randolph G. Brown
                                                    ---------------------
[CORPORATE SEAL]                                Title: Director
                                                       ------------------
ATTEST:

By: /s/ Pamela Topper
   --------------------------
Title: Secretary
       ----------------------

STATE OF GEORGIA

COUNTY OF COBB

         Before me, a notary public, on this day personally appeared Randolph
G. Brown, known to me to be the person whose name is subscribed to the foregoing documents and, being by me first duly sworn, declared that the statements therein contained are true and correct.

         Given under my hand and seal of office this 21st day of December, 1993.


(Notarial Seal)                          /s/ Cynthia K. Gilmore
                                        ------------------------------------
                                        Notary Public, Cobb County, Georgia
                                        My Commission Expires Sept. 19, 1996




STATE OF GEORGIA

COUNTY OF COBB

         Before me, a notary public, on this day personally appeared Randolph
G. Brown, known to me to be the person whose name is subscribed to the foregoing documents and, being by me first duly sworn, declared that the statements therein contained are true and correct.

         Given under my hand and seal of office this 21st day of December, 1993.


(Notarial Seal)                         /s/ Cynthia K. Gilmore
                                        ------------------------------------
                                        Notary Public, Cobb County, Georgia
                                        My Commission Expires Sept. 19, 1996

                              State of Delaware

                       Office of the Secretary of State

                       --------------------------------


         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

         "SYNERGY HEALTH SYSTEMS, INC.", A TEXAS CORPORATION,

         WITH AND INTO "MEDAPHIS CORPORATION" UNDER THE NAME OF "MEDAPHIS CORPORATION", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-SEVENTH DAY OF DECEMBER, A.D. 1993, AT 10:01 O'CLOCK A.M.




                                           /s/ Edward J. Freel
                                           -----------------------------------
                                           Edward J. Freel, Secretary of State

2075933 8100M                              AUTHENTICATION: 7887811

960091512                                         DATE: 03-28-96

                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 10:01 AM 12/27/1993
                                                         72336lO89 - 2075933


                     CERTIFICATE OF OWNERSHIP AND MERGER OF
                              MEDAPHIS CORPORATION
                                      AND
                          SYNERGY HEALTH SYSTEMS, INC.


1. Medaphis Corporation, a Delaware corporation ("Madaphis"), owns one hundred percent (100%) of the outstanding stock of Synergy Health Systems, Inc., a Texas corporation ("Synergy").

2. The Board of Directors of Medaphis duly adopted the following resolution on December 21, 1993:

         RESOLVED, that Medaphis merge Synergy, a wholly owned subsidiary corporation of Medaphis, into Medaphis and assume all obligations of Synergy pursuant to Article 5.16 of the Texas Business Corporation Act and Section 253 of the Delaware General Corporation Law;

3. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and incorporated herein by reference.

4.       The effective date of the merger shall be December 31, 1993.


                                                   MEDAPHIS CORPORATION


                                                   By: /s/ Randolph G. Brown
                                                       ----------------------
         [CORPORATE SEAL]                          Title: Director
                                                          -------------------
                                                            President
         ATTEST:

         By: /s/ Pamela Topper
             -----------------------
         Title: Secretary
                --------------------

                                                   SYNERGY HEALTH SYSTEMS, INC.

                                                   By: /s/ Randolph G. Brown
                                                       ------------------------
         [CORPORATE SEAL]                          Title: Director
                                                          ---------------------
                                                            President
         ATTEST:

         By: /s/ Pamela Topper
             -----------------------
         Title: Secretary
               ---------------------

          AGREEMENT AND PLAN OF MERGER OF SYNERGY HEALTH SYSTEMS, INC.
                                 WITH AND INTO
                              MEDAPHIS CORPORATION

         This Agreement and Plan of Merger (the "Agreement") is made and entered into this 22nd day of December, 1993 by and between Synergy Health Systems, Inc., a Texas corporation ("Synergy"), and Medaphis Corporation, a Delaware corporation ("Medaphis") and the sole shareholder of Synergy (Synergy and Medaphis being hereinafter sometimes collectively referred to as the "Constituent Corporations").


                                   Section 1

Merger

         1.1 On the Effective Date, Synergy shall be merged with and into Medaphis, and Medaphis (the "Surviving Corporation") shall continue in existence and the merger shall in all respects have the effect provided for in
Section 5.06 of the Texas Business Corporation Act and Sections 259, 260 and 261 of the Delaware General Corporation Law.

         1.2 Without limiting the foregoing, on and after the Effective Date, the separate existence of Synergy shall cease, and, in accordance with the terms of this Agreement, the title to all real estate and other property owned by each of the Constituent Corporations shall be vested in the Surviving Corporation without reversion or impairment; the Surviving Corporation shall have all liabilities of each of the Constituent Corporations; and any proceeding pending against any Constituent Corporation may be continued as if the merger did not occur or the Surviving Corporation may be substituted in its place.



                                   Section 2

Terms of the Transaction

         2.1 Upon the Effective Date, each share of Synergy Common Stock issued and outstanding immediately prior to the Effective Date or held in the treasury of Synergy shall, by virtue of the merger and without any action on the part of the holder thereof, thereupon be canceled and retired and cease to exist.

         2.2 After the Effective Date, each holder of an outstanding certificate or certificates which immediately prior thereto represented shares of Synergy Common Stock will, upon surrender of such certificate or certificates, be entitled to be paid in cash the sum of $1.00 per share.

                                   Section 3

Directors and Officers

         The persons who are directors and officers of Medaphis immediately prior to the Effective Date shall continue as the directors and officers of the Surviving Corporation and shall continue to hold office as provided in the bylaws of the Surviving Corporation.


                                   Section 4

Articles of Incorporation and Bylaws

         4.1 From and after the Effective Date, the Certificate of Incorporation of Medaphis, as in effect at such date, shall be the Certificate of Incorporation of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.

         4.2 From and after the Effective Date, the bylaws of Medaphis, in effect at such date, shall be the bylaws of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.


                                   Section 5

Board Approval, Effectiveness of Merger

         This Agreement has been approved by the Board of Directors of Medaphis as provided by the Texas Business Corporation Act and the Delaware General Corporation Law. The merger shall become effective on December 31, 1993 (said date is herein referred to as the "Effective Date").


                                   Section 6
Miscellaneous

         6.1 This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

         6.2 This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware with respect to the filing of this Agreement with the Delaware Secretary of State and in accordance with the laws of the State of Texas with respect to the filing of this Agreement with the Texas Secretary of State.

         IN WITNESS WHEREOF, the Constituent Corporations have each caused this Agreement to be executed, their respective corporate seals to be affixed and the foregoing attested, all by their respective duly authorized officers, as of the date hereinabove first written.


                                           Medaphis Corporation

                                           By: /s/ Randolph G. Brown
                                               ----------------------------
[CORPOPATE SEAL]                           Title: Director
                                                  -------------------------
ATTEST:

By: /s/ Pamela Topper
    ------------------------
Title: Secretary
       ---------------------
                                           Synergy Health Systems, Inc.

                                           By: /s/ Randolph G. Brown
                                               ----------------------------
[CORPORATE SEAL]                           Title: Director

ATTEST

By: /s/ Pamela Topper
   -------------------------
Title: Secretary
       ---------------------

                             ARTICLES OF MERGER OF
                              MEDAPHIS CORPORATION
                                      AND
                          SYNERGY HEALTH SYSTEMS, INC.

1. Medaphis Corporation, a Delaware corporation, owns 100% of the outstanding shares of stock of Synergy Health Systems, Inc., a Texas corporation.

2. Synergy Health Systems, Inc. has 1,000 shares of Common Stock outstanding. Medaphis Corporation owns 1,000 shares of Common Stock of Synergy Health Systems, Inc.

3. The Board of Directors of Medaphis Corporation duly adopted the following resolution on December 21, 1993;

         RESOLVED, that Medaphis merge Synergy, a wholly owned subsidiary corporation of Medaphis, into Medaphis and assume all obligations of Synergy pursuant to Article 5.16 of the Texas Business Corporation Act and Section 253 of the Delaware General Corporation Law.

4. The registered office of Medaphis Corporation, the surviving corporation, in Delaware is located at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

                                               MEDAPHIS CORPORATION

                                               By: /s/ Randolph G. Brown
                                                   ----------------------------
[CORPORATE SEAL]                               Title: Director

ATTEST:
By: /s/ Pamela Topper
    ----------------------------
Title: Secretary
       -------------------------               SYNERGY HEALTH SYSTEMS, INC.

                                               By: /s/ Randolph G. Brown
                                                   ----------------------------
[CORPORATE SEAL]                               Title: Director
                                                      -------------------------
ATTEST:

By: /s/ Pamela Topper
    ----------------------------
Title: Secretary
       -------------------------

STATE OF GEORGIA

COUNTY OF COBB

         Before me, a notary public, on this day personally appeared Randolph G. Brown, known to me to be the person whose name is subscribed to the foregoing documents and, being by me first duly sworn, declared that the statements therein contained are true and correct.

         Given under my hand and seal of office this 21st day of December, A.D. 1993.

(Notarial Seal)                         /s/ Cynthia K. Gilmore
                                        --------------------------------------
                                        Notary Public, Cobb County, Georgia
                                        My Commission Expires Sept. 19, 1996



STATE OF GEORGIA

COUNTY OF COBB

         Before me, a notary public, on this day personally appeared Randolph
G. Brown, known to me to be the person whose name is subscribed to the foregoing documents and, being by me first duly sworn, declared that the statements therein contained are true and correct.

         Given under my hand and seal of office this 21st day of December, A.D. 1993.

(Notarial Seal)                           /s/ Cynthia K. Gilmore
                                          ------------------------------------
                                          Notary Public, Cobb County, Georgia
                                          My Commission Expires Sept. 19, 1996

STATE OF GEORGIA

COUNTY OF COBB

         Before me, a notary public, on this day personally appeared Randolph
G. Brown, known to me to be the person whose name is subscribed to the foregoing documents and, being by me first duly sworn, declared that the statements therein contained are true and correct.

         Given under my hand and seal of office this 21st day of December, 1993.

(Notarial Seal)                           /s/ Cynthia K. Gilmore
                                          -------------------------------------
                                          Notary Public, Cobb County, Georgia
                                          My Commission Expires Sept. 19, 1996




STATE OF GEORGIA

COUNTY OF COBB

         Before me, a notary public, on this day personally appeared Randolph
G. Brown, known to me to be the person whose name is subscribed to the foregoing documents and, being by me first duly sworn, declared that the statements therein contained are true and correct.

         Given under my hand and seal of office this 21st day of December, 1993.

(Notarial Seal)                            /s/ Cynthia K. Gilmore
                                           ------------------------------------
                                           Notary Public, Cobb County, Georgia
                                           My Commission Expires Sept. 19, 1996

                               State of Delaware                       PAGE 1

                       Office of the Secretary of State

                      ---------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

        "SYSTEMEDICS, INC.", A NEW JERSEY CORPORATION,

        WITH AND INTO "MEDAPHIS CORPORATION" UNDER THE NAME OF "MEDAPHIS CORPORATION", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-SEVENTH DAY OF DECEMBER, A.D. 1993, AT 10:02 O'CLOCK A.M.



                                   /s/ Edward J. Freel
                                   -----------------------------------
                                   Edward J. Freel, Secretary of State

2075933 8100M                      AUTHENTICATION: 7887812

960091512                          DATE: 03-28-96

                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 10:02 AM 12/27/1993
                                                          723361090 - 2075933


                     CERTIFICATE OF OWNERSHIP AND MERGER OF
                              MEDAPHIS CORPORATION
                                      AND
                               SYSTEMEDICS, INC.


I. Medaphis Corporation, a Delaware corporation ("Medaphis"), owns one hundred percent (100%) of the outstanding stock of Systemedics, Inc., a New Jersey corporation ("Systemedics").

II. The Board of Directors of Medaphis duly adopted, by unanimous written consent of its members, the following resolution on December 21, 1993:

          RESOLVED, that Medaphis merge Systemedics, a wholly owned subsidiary corporation of Medaphis, into Medaphis and assume all obligations of Systemedics pursuant to Section 14A:10-5.1 of the New Jersey Corporation Act and Section 253 of the Delaware General Corporation Law.

III. The Agreement of Merger is attached hereto as Exhibit A and incorporated by reference herein.

IV.       The effective date of the merger is December 31, 1993.


                                             MEDAPHIS CORPORATION

                                             By: /s/ Randolph G. Brown
                                                 ---------------------
[CORPORATE SEAL]                             Title: Director
                                                    ------------------
                                                    President
ATTEST:

By: /s/ Pamela Topper
    -------------------
Title: Secretary
       ----------------

                                             SYSTEMEDICS, INC.

                                             By: /s/ Randolph G. Brown
                                                 ---------------------
[CORPORATE SEAL]                             Title: Director
                                                    ------------------

ATTEST:

By: /s/ Pamela Topper
    -------------------
Title: Secretary
       ----------------

               AGREEMENT AND PLAN OF MERGER OF SYSTEMEDICS, INC.
                                 WITH AND INTO
                              MEDAPHIS CORPORATION


          This Agreement and Plan of Merger (the "Agreement") is made and entered into this 22nd day of December, 1993 by and between Systemedics, Inc., a New Jersey corporation ("Systemedics"), and Medaphis Corporation, a Delaware corporation ("Medaphis") and the sole shareholder of Systemedics (Systemedics and Medaphis being hereinafter sometimes collectively referred to as the "Constituent Corporations").


                                   Section 1

Merger
- ------

          1.1 On the Effective Date, Systemedics shall be merged with and into Medaphis, and Medaphis (the "Surviving Corporation") shall continue in existence and the merger shall in all respects have the effect provided for in
Section 14A:10-6 of the New Jersey Corporation Act and Sections 259, 260 and 261 of the Delaware General Corporation Law.

          1.2 Without limiting the foregoing, on and after the Effective Date, the separate existence of Systemedics shall cease, and, in accordance with the terms of this Agreement, the title to all real estate and other property owned by each of the Constituent Corporations shall be vested in the Surviving Corporation without reversion or impairment; the Surviving Corporation shall have all liabilities of each of the Constituent Corporations; and any proceeding pending against any Constituent Corporation may be continued as if the merger did not occur or the Surviving Corporation may be substituted in its place.


                                   Section 2
Terms of the Transaction
- ------------------------

          2.1 Upon the Effective Date, each share of Systemedics Common Stock and Class A Preferred Stock issued and outstanding immediately prior to the Effective Date or held in the treasury of Systemedics shall, by virtue of the merger and without any action on the part of the holder thereof, thereupon be canceled and retired and cease to exist.

          2.2 After the Effective Date, each holder of an outstanding certificate or certificates which immediately prior thereto represented shares of Systemedics Common Stock or Class A Preferred Stock will, upon surrender of such certificate or certificates, be entitled to be paid in cash the sum of $1.00 per share.

                                   Section 3

Directors and Officers

          The persons who are directors and officers of Medaphis immediately prior to the Effective Date shall continue as the directors and officers of the Surviving Corporation and shall continue to hold office as provided in the bylaws of the Surviving Corporation.


                                   Section 4

Articles of Incorporation and Bylaws

          4.1 From and after the Effective Date, the Articles of Incorporation of Medaphis, as in effect at such date, shall be the Articles of Incorporation of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.

          4.2 From and after the Effective Date, the bylaws of Medaphis, in effect at such date, shall be the bylaws of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.


                                   Section 5

Board Approval, Effectiveness of Merger

          This Agreement has been approved by the Board of Directors of Medaphis as provided by the New Jersey Corporation Act and the Delaware General Corporation Law. The merger shall become effective on December 31, 1993 (said date is herein referred to as the "Effective Date").


                                   Section 6

Miscellaneous

          6.1 This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

          6.2 This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware with respect to the filing of this Agreement with the Delaware Secretary of State and with the laws of the State of New Jersey with respect to the filing of this Agreement with the New Jersey Secretary of State.

          IN WITNESS WHEREOF, the Constituent Corporations have each caused this Agreement to be executed, their respective corporate seals to be affixed and the foregoing attested, all by their respective duly authorized officers, as of the date hereinabove first written.


                                            Medaphis Corporation

                                            By: /s/ Randolph G. Brown
                                                ------------------------
[CORPORATE SEAL]                            Title: Director
                                                   ---------------------
ATTEST

By: /s/ Pamela Topper
    -------------------
Title: Secretary
       ----------------
                                            Systemedics, Inc.

                                            By: /s/ Randolph G. Brown
                                                ------------------------
[CORPORATE SEAL]                            Title: Director
                                                   ---------------------
ATTEST

By: /s/ Pamela Topper
    -------------------
Title: Secretary
       ----------------

                            CERTIFICATE OF MERGER OF
                              MEDAPHIS CORPORATION
                                      AND
                               SYSTEMEDICS, INC.



1. The name of the surviving corporation is Medaphis Corporation, a Delaware corporation ("Medaphis"). The name of the merged corporation is Systemedics, Inc., a New Jersey corporation ("Systemedics").

2. The Agreement and Plan of Merger attached hereto as Exhibit A and incorporated by reference herein was duly approved by the Board of Directors of Medaphis on December 21, 1993.

3. Systemedics has 115.3 shares of Common Stock and 100 shares of Class A Preferred Stock outstanding. Medaphis owns 115.3 shares of Common Stock and 100 shares of Class A Preferred Stock of Systemedics.

4. Pursuant to subsection 14A:10-5.1(4) of the New Jersey Corporation Act, the merger of Systemedics into Medaphis is to become effective on December 31, 1993.

5. Applicable provisions of the laws of Delaware were, or upon compliance with filing and recording requirements, will be complied with in full.

6. Medaphis hereby agrees that it may be served with process in the State of New Jersey in any proceeding for the enforcement of any obligation of Systemedics and in any proceeding for the enforcement of the rights of a dissenting shareholder of Systemedics against Medaphis.

7. Medaphis hereby irrevocably appoints the Secretary of State of New Jersey as its agent to accept service of process in any proceeding described in Section 6 above. The address of Medaphis to which the Secretary of State of New Jersey shall mail a copy of the process in any such proceeding is: 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339.

8. Medaphis hereby agrees that it will promptly pay to the dissenting shareholders of Systemedics the amount, if any, to which they shall be entitled under the provisions of Section 14A:10-7.1(c) of the New Jersey Corporation Act with respect to the rights of dissenting shareholders.

                                             MEDAPHIS CORPORATION

                                             By: /s/ Randolph G. Brown
                                                 -------------------------
[CORPORATE SEAL]                             Title: Director
                                                    ----------------------

ATTEST:

By: /s/ Pamela Topper
    -----------------
Title: Secretary
       --------------

STATE OF GEORGIA

COUNTY OF COBB

          Before me, a notary public, on this day personally appeared Randolph
G. Brown, known to me to be the person whose name is subscribed to the foregoing documents and, being by me first duly sworn, declared that the statements therein contained are true and correct.

          Given under my hand and seal of office this 21st day of December, 1993.


(Notarial Seal)                           /s/ Cynthia K. Gilmore
                                          -------------------------------------
                                          Notary Public, Cobb County, Georgia
                                          My Commission Expires Sept. 19, 1996





STATE OF GEORGIA

COUNTY OF COBB

          Before, me a notary public, on this day personally appeared Randolph
G. Brown, known to me to be the person whose name is subscribed to the foregoing documents and, being by me first duly sworn, declared that the statements therein contained are true and correct.

          Given under my hand and seal of office this 21st day of December, 1993.


(Notarial Seal)                           /s/ Cynthia K. Gilmore
                                          -------------------------------------
                                          Notary Public, Cobb County, Georgia
                                          My Commission Expires Sept. 19, 1996

                                State of Delaware                       PAGE 1

                        Office of the Secretary of State

                         -------------------------------


          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "MEDAPHIS CORPORATION", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF MARCH, A.D. 1995, AT 9 O'CLOCK A.M.




                                           /s/ Edward J. Freel
                                           -----------------------------------
                                           Edward J. Freel, Secretary of State

2075933 8100                               AUTHENTICATION: 7887813
960091512                                  DATE: 03-28-96

                                                          SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 03/17/1995
                                                          95OO59546 - 2075933




                            CERTIFICATE OF AMENDMENT
                                       OF
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                              MEDAPHIS CORPOFMTION


          Medaphis Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "DGCL"), DOES HEREBY CERTIFY:

          1. That pursuant to an action duly and properly taken by the Board of Directors of the Corporation at a Meeting held on January 27, 1995, resolutions were duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and referring said amendment to the stockholders of the Corporation for consideration thereof and approval and adoption by the stockholders at a special meeting of stockholders of the Corporation to be duly called by the Board of Directors of the Corporation (the "Special Meeting"). The resolution setting forth the proposed amendment (the "Amendment") is as follows:

          RESOLVED, that Article Fourth of the Corporation's Amended and Restated Certificate of Incorporation is hereby amended by deleting in its entirety the first sentence of such Article and replacing it with the following:

              "The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 100,600,000, consisting of 100,000,000 shares of Common Stock, $.01 par value (herein called "Common Stock"), and 600,000 shares of Non-Voting Common Stock, $.01 par value (herein called "Non-Voting Stock").

          2. That thereafter, pursuant to a resolution of the Board of Directors calling for the Amendment to be submitted to a vote of the stockholders at the Special Meeting, the Amendment was approved and adopted by the stockholders at the Special Meeting, at which meeting the necessary number of shares were voted in favor of the Amendment in accordance with Section 242 of the DGCL.

          3. That the Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

          4. The undersigned officers of the Corporation hereby acknowledge that the foregoing is the act and deed of the Corporation and that the facts stated herein are true.

          IN WITNESS WHEREOF, Medaphis Corporation has caused its corporate seal to be affixed to this Certificate and has caused this Certificate to be signed by the officers identified below this 17th day of March, 1995.



                                        By: /s/ Randolph G. Brown
                                            ----------------------------------
                                        Name:  Randolph G. Brown
                                        Title: Chairman, Chief Executive Officer
                                               and President

Attest:

By: /s/ Pamela S. Topper
    --------------------
Name:  Pamela S. Topper
Title: Vice President,
       General Counsel and
       Secretary

[CORPORATE SEAL]

STATE OF GEORGIA      )

COUNTY OF FULTON      )


          Before me, the undersigned authority, on this date personally appeared Randolph G. Brown and Pamela S. Topper, known to me to be the persons whose names are subscribed to the foregoing certificate, and acknowledged to me that they executed the same for the purposes therein expressed.

          Given under my hand and seal this 17th day of March, 1995.




                                        /s/ Marilyn S. O'Neal
                                        ----------------------------
                                        Notary Public in and for the
                                        State of Georgia

[NOTARIAL SEAL]

                                        -----------------------------

                                State of Delaware                       PAGE 1

                        Office of the Secretary of State

                        --------------------------------

          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CHANGE OF REGISTERED AGENT OF "MEDAPHIS CORPORATION", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF AUGUST, A.D. 1995, AT 9 O'CLOCK A.M.





                                           /s/ Edward J. Freel
                                           -----------------------------------
                                           Edward J. Freel, Secretary of State

2075933 8100                               AUTHENTICATlON: 7887814

960091512                                  DATE: 03-28-96

                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 08/16/1995
                                                          950185793 - 2075933


            CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE
                            AND OF REGISTERED AGENT



It is hereby certified that:

1.        The name of the corporation (hereinafter called the "corporation") is

                              MEDAPHIS CORPORATION

2. The registered office of the corporation within the State of Delaware to 32 Loockerman Square, Suite L-100, City of Dover 19904, County of Kent.

3. The registered agent of the corporation within the State of Delaware is hereby changed to The Prentice-Hall Corporation System, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on July 25, 1995


                                        /s/ Pamela S. Topper
                                        ---------------------
                                        Authorized Officer
                                        PAMELA S. TOPPER
                                        Vice President